EXHIBIT 99.2

Supplemental information provided by Regency Centers.

WHOLE
FOODS
MARKET

Village at La Floresta | *Brea, CA*

DEAN & DELUCA

Phillips Place | *Charlotte, NC*

Shops at Erwin Mill | *Durham, NC*

Quarterly Supplemental
1st Quarter 2016

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2016

Earnings Press Release................................................................................................................................................	1

Summary Information:

Summary Financial Information..................................................................................................................................	7

Summary Real Estate Information..............................................................................................................................	8

Financial Information:

Non-GAAP Pro-Rata Balance Sheets and Statements of Operations.........................................................................	9

Balance Sheets (Non-GAAP)......................................................................................................................................	10

Statements of Operations (Non-GAAP)......................................................................................................................	11

Reconciliations of Non-GAAP Financial Measures....................................................................................................	13

Additional Non-GAAP Disclosures............................................................................................................................	15

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	16

Summary of Consolidated Debt..................................................................................................................................	17

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	20

Summary of Unconsolidated Debt..............................................................................................................................	22

Summary of Preferred Stock.......................................................................................................................................	22

Investment Activity:

Property Transactions..................................................................................................................................................	23

Summary of Development, Redevelopment, and Land Held......................................................................................	24

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	25

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	25

Average Base Rent by CBSA......................................................................................................................................	26

Significant Tenant Rents..............................................................................................................................................	27

Tenant Lease Expiration..............................................................................................................................................	28

Portfolio Summary Report by State............................................................................................................................	30

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	41

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income................................................................	42

Glossary of Terms........................................................................................................................................................	43

Regency Centers Reports First Quarter 2016 Results
Same Property Portfolio Increases to 96.2% Leased with NOI Growth of 4.1%

JACKSONVILLE, Fla. (May 3, 2016) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended March 31, 2016.

Financial Results

Regency reported net income attributable to common stockholders (“Net Income”) for the first quarter of $47.9 million, or $0.49 per diluted share, compared to Net Income of $25.2 million, or $0.27 per diluted share, for the same period in 2015.

The Company reported NAREIT Funds From Operations (“NAREIT FFO”) for the first quarter of $84.4 million, or $0.86 per diluted share, compared to $69.6 million, or $0.74 per diluted share, for the same period in 2015.

Core Funds From Operations (“Core FFO”) for the first quarter was $78.8 million, or $0.80 per diluted share, compared to $69.5 million, or $0.74 per diluted share, for the same period in 2015.

Operating Results

For the period ended March 31, 2016, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

Q1 2016
Percent leased, same properties	96.2% (+20 bps YoY)
Percent leased, all properties	95.8% (+30 bps YoY)
Same property NOI growth without termination fees	4.1%
Same property NOI growth without termination fees or redevelopments	3.2%
Rental rate growth(1)
New leases	50.0%
Renewal leases	10.3%
Blended average	15.9%
Leasing transactions
Number of new and renewal leasing transactions	309
Total square feet leased (000s) (2)	1,163

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis.

(2)	Co-investment partnerships at 100%

1

Portfolio Activity

Property Transactions

During the quarter, Regency sold three wholly-owned properties and three co-investment properties for a combined gross sales price of $78.3 million. Regency’s share of the gross sales price was $38.6 million.

Also during the quarter, Regency acquired Garden City Park on a wholly-owned basis for a gross purchase price of $17.3 million. The property is unencumbered. Located on Long Island, the acquisition offers meaningful upside through redevelopment, which the Company plans to commence within the next 60 days.

Developments and Redevelopments

During the quarter, Regency started Market at Springwoods Village, a 170,000 square foot center located in Houston within the master-planned community of Springwoods Village. Anchored by Kroger, the center is the first, and only planned grocery anchored retail component within what is set to be Houston’s first LEED master-planned community and is the home to ExxonMobil’s world headquarters. Consistent with the community’s vision and Regency’s sustainability objectives, the center will seek LEED silver certification. Market at Springwoods Village is already 82% leased and committed.

At quarter end, the Company had 23 properties in development or redevelopment with combined, estimated costs of $236.6 million. In-process developments were a combined 58% funded and 87% leased and committed.

Capital Markets

During the quarter, the Company closed an underwritten public offering of 3,100,000 shares (subject to forward sales agreements) of its common stock. The settlement of the forward sales agreements will result in approximately $233 million of gross proceeds, before any underwriting discount and offering expenses. Settlement will occur on one or more dates occurring no later than June 23, 2017.

2016 Guidance

The Company has updated certain components of its 2016 earnings guidance. These changes are summarized below. Please refer to the Company’s first quarter 2016 supplemental information package for a complete list of updates.

Full Year 2016 Guidance
	Previous Guidance	Updated Guidance
NAREIT FFO per diluted share	$3.18 - $3.24	$3.22 - $3.28
Acquisitions (pro-rata) ($000s)	$0 - $18,000	$17,300 - $340,000

Dividend

On April 28, 2016, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.50 per share. The dividend is payable on June 1, 2016 to shareholders of record as of May 18, 2016.

2

Conference Call Information

In conjunction with Regency’s first quarter results, the Company will host a conference call on Wednesday, May 4, 2016 at 2:00 p.m. ET. Dial-in and webcast information is listed below.

First Quarter Conference Call
Date:	Wednesday, May 4, 2016
Time:	2:00 p.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

3

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended March 31, 2016 and 2015	Three Months Ended		Year to Date
	2016	2015	2016	2015
Net Income Attributable to Common Stockholders	$47,877	25,174	$47,877	25,174
Adjustments to reconcile to Funds From Operations:(1)
Depreciation and amortization	47,415	45,091	47,415	45,091
Provision for impairment	659	—	659	—
Gain on sale of operating properties	(11,640)	(683)	(11,640)	(683)
Exchangeable operating partnership units	85	49	85	49
NAREIT Funds From Operations	$84,396	69,631	$84,396	69,631

NAREIT Funds From Operations	$84,396	69,631	84,396	69,631
Adjustments to reconcile to Core Funds From Operations:(1)
Development and acquisition pursuit costs	982	39	982	39
Gain on sale of land	(7,110)	(111)	(7,110)	(111)
Provision for impairment to land	512	—	512	—
Hedge ineffectiveness	3	3	3	3
Early extinguishment of debt	—	(61)	—	(61)
Core Funds From Operations	$78,783	69,501	$78,783	69,501

Weighted Average Shares For Earnings per Share	97,891	93,907	97,891	93,907
Weighted Average Shares For Diluted NAREIT FFO and Core FFO per Share	98,045	94,061	98,045	94,061

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI.

4

Reconciliation of Income from Operations to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended March 31, 2016 and 2015	Three Months Ended		Year to Date		%
	2016	2015	2016	2015	Change
Income from operations	$40,709	30,189	$40,709	30,189
Less:
Management, transaction, and other fees	(6,764)	(6,238)	(6,764)	(6,238)
Other (1)	(2,077)	(2,429)	(2,077)	(2,429)
Plus:
Depreciation and amortization	38,716	35,992	38,716	35,992
General and administrative	16,299	16,378	16,299	16,378
Other operating expense, excluding provision for doubtful accounts	1,901	488	1,901	488
Other expense (income)	25,963	25,938	25,963	25,938
Equity in income of investments in real estate excluded from NOI (2)	9,791	16,731	9,791	16,731
Pro-Rata NOI	124,538	117,049	124,538	117,049

Less pro-rata non-same property NOI (3)	(5,287)	(3,032)	(5,287)	(3,032)

Pro-Rata Same Property NOI	$119,251	114,017	$119,251	114,017	4.6%

Pro-Rata Same Property NOI without termination fees	$118,507	113,873	$118,507	113,873	4.1%

Pro-Rata Same Property NOI without termination fees or redevelopments	$101,754	98,565	$101,754	98,565	3.2%

(1) Includes straight-line rental income, net of reserves, above and below market rent amortization, and other fees.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, and corporate activities.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

	Full Year
NAREIT FFO and Core FFO Guidance:	2016
Net income attributable to common stockholders	$1.37	1.43
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.96	1.96
Gain on sale of operating properties	(0.12)	(0.12)
All other amounts	0.01	0.01
NAREIT Funds From Operations	$3.22	3.28

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.07)	(0.07)
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.20	3.26

5

The Company has published forward-looking statements and additional financial information in its first quarter 2016 supplemental information package that may help investors estimate earnings for 2016. A copy of the Company’s first quarter 2016 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2016. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 314 retail properties encompasses over 42.3 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 222 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

6

Summary Financial Information
March 31, 2016
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2016	2015	2016	2015

Net income attributable to common stockholders	$47,877	$25,174	$47,877	$25,174
Net income per share (diluted)	$0.49	$0.27	$0.49	$0.27

NAREIT Funds From Operations (NAREIT FFO)	$84,396	$69,631	$84,396	$69,631
NAREIT FFO per share (diluted)	$0.86	$0.74	$0.86	$0.74

Core Funds From Operations (Core FFO)	$78,783	$69,501	$78,783	$69,501
Core FFO per share (diluted)	$0.80	$0.74	$0.8	$0.74

Diluted share and unit count
Weighted average shares (diluted) - Net income	97,891	93,907	97,891	93,907
Weighted average shares (diluted) - NAREIT FFO and Core FFO	98,045	94,061	98,045	94,061

Dividends paid per share and unit	$0.500	$0.485	$0.500	$0.485
Payout ratio of Core FFO per share (diluted)	62.5%	65.5%	62.5%	65.5%
Payout ratio of AFFO per share (diluted)	68.5%	71.3%	68.5%	71.3%

Debt metrics (pro-rata; trailing twelve months "TTM")
Net Debt-to-Core EBITDA			5.1x	5.7x
Fixed charge coverage			2.9x	2.5x

	As of	As of	As of	As of
Capital Information	3/31/2016	12/31/2015	12/31/2014	12/31/2013
Market price per common share	$74.85	$68.12	$63.78	$46.3

Market equity value of common and convertible shares	$7,317,684	$6,632,627	$6,012,045	$4,282,702
Non-convertible preferred stock	$325,000	$325,000	$325,000	$325,000
Outstanding debt	$2,319,185	$2,363,238	$2,528,137	$2,388,837
Total market capitalization	$9,961,869	$9,320,865	$8,865,182	$6,996,538

Total real estate at cost before depreciation	$4,837,116	$4,852,106	$4,743,053	$4,385,380
Total assets at cost before depreciation	$5,208,295	$5,234,861	$5,130,878	$4,758,390

Outstanding Classes of Stock and Partnership Units
Common shares outstanding	97,610	97,213	94,108	92,333
Exchangeable units held by noncontrolling interests	154	154	154	166
Common shares and equivalents issued and outstanding	97,764	97,367	94,262	92,499

7

Summary Real Estate Information
March 31, 2016
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Number of shopping centers - All properties	314	318	318	319	321
Number of shopping centers - Operating properties	308	311	313	313	314
Number of shopping centers - Same properties	302	300	302	303	304
Number of projects in development	6	7	5	6	7

Gross Leasable Area (GLA) - All properties	37,849	38,034	37,926	37,984	38,189
GLA including retailer-owned stores - All properties	42,335	42,824	42,716	42,774	42,980
GLA - Operating properties	37,279	37,457	37,549	37,454	37,482
GLA - Same properties	36,492	36,049	36,182	36,317	36,445
GLA - Projects in development	570	577	377	530	707

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	28,414	28,381	28,173	28,237	28,362
GLA including retailer-owned stores - All properties	32,899	33,170	32,963	33,027	33,152
GLA - Operating properties	27,844	27,804	27,796	27,707	27,655
GLA - Same properties	27,057	26,508	26,541	26,682	26,730
Spaces ≥ 10,000 sf	16,536	16,270	16,297	16,429	16,446
Spaces < 10,000 sf	10,521	10,238	10,244	10,253	10,284
GLA - Projects in development	570	577	377	530	707

% leased - All properties	95.8%	95.6%	96.0%	95.8%	95.5%
% leased - Operating properties	96.2%	95.9%	96.1%	95.9%	95.8%
% leased - Same properties (1)	96.2%	96.1%	96.3%	96.1%	96.0%
Spaces ≥ 10,000 sf (1)	98.9%	98.8%	99.2%	99.1%	99.2%
Spaces < 10,000 sf (1)	91.9%	91.9%	91.8%	91.5%	91.0%
Average % leased - Same properties (1)	96.1%	96.2%	96.1%	96.1%	96.0%
% commenced - Same properties(1)(2)	94.7%	94.7%	95.1%	94.7%	94.6%

Same property NOI growth - YTD	4.6%	4.1%	4.3%	4.2%	4.2%
Same property NOI growth without termination fees - YTD	4.1%	4.4%	4.5%	4.4%	4.4%
Same property NOI growth without termination fees or redevelopments - YTD	3.2%	3.2%	3.4%	3.5%	3.2%
Rental rate growth - YTD(3)	15.9%	9.6%	8.8%	8.8%	8.8%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	16.2%	9.3%	8.3%	8.1%	8.5%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

8

Non-GAAP Pro-Rata Balance Sheets and Statements of Operations
March 31, 2016

We provide pro-rata balance sheets and statements of operations, which are not in accordance with GAAP, because we believe they assist investors and analysts in estimating the economic interest in our portfolio of real estate, regardless of financing decisions. The Company manages its entire real estate portfolio consistently, without regard to ownership structure, although certain decisions impacting those properties owned through partnerships require partner approval. The Company is structured and staffed in a way to manage the entire portfolio and recovers a portion of those overhead costs through management fees paid by the partnerships.

The following pro-rata information is not, and is not intended to be, presented in accordance with GAAP. The pro-rata balance sheets and statements of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•
The amounts shown in the column labeled "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The column labeled "Share of JVs" represents our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in the column labeled ''Noncontrolling Interests”, which represents the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. Each partner is entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to members’ invested capital, which correlates with the ownership interest we use to prepare our pro-rata balance sheets and statements of operations.

The presentation of pro-rata financial statements has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interest differently, limiting the usefulness as a comparative measure.

Because of these limitations, the pro-rata balance sheets and statements of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata balance sheets and statements of operations as a supplement.

9

Balance Sheets (Non-GAAP)
March 31, 2016 and 2014
(in thousands)

	As of March 31, 2016				As of December 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,340,157	(68,021)	1,078,940	5,351,076	$4,328,864	(72,835)	1,096,187	5,352,216
Properties in development	182,598	(6,637)	3,901	179,862	217,036	(2,583)	3,202	217,655
	4,522,755	(74,658)	1,082,841	5,530,938	4,545,900	(75,418)	1,099,389	5,569,871
Less: accumulated depreciation	1,060,922	(8,577)	333,559	1,385,904	1,043,787	(8,512)	331,724	1,366,999
	3,461,833	(66,081)	749,282	4,145,034	3,502,113	(66,906)	767,665	4,202,872
Properties held for sale	26,861	—	—	26,861	—		—	—
Investments in real estate partnerships	287,500	—	(287,500)	—	306,206	—	(306,206)	—
Net real estate investments	3,776,194	(66,081)	461,782	4,171,895	3,808,319	(66,906)	461,459	4,202,872

Cash and cash equivalents	31,030	(5,288)	7,536	33,278	40,623	(1,054)	7,168	46,737
Accounts receivable, net	25,702	(536)	5,237	30,403	32,292	(613)	6,732	38,411
Straight line rent receivables, net	65,067	(1,006)	13,845	77,906	63,392	(974)	13,845	76,263
Notes receivable	10,487	—	—	10,487	10,480	—	—	10,480
Deferred leasing costs, net	69,200	(969)	11,511	79,742	66,367	(927)	11,845	77,285
Acquired lease intangible assets, net	112,513	(1,556)	10,718	121,675	105,380	(1,830)	11,362	114,912
Trading securities held in trust, at fair value	29,615	—	—	29,615	29,093	—	—	29,093
Other assets	27,565	(281)	5,210	32,494	26,935	(291)	5,778	32,422
Total assets	$4,147,373	(75,717)	515,839	4,587,495	$4,182,881	(72,595)	518,189	4,628,475

Liabilities and Equity
Liabilities:
Notes payable	$1,670,750	(35,973)	483,885	2,118,662	$1,699,771	(40,053)	487,564	2,147,282
Unsecured credit facilities	164,550	—	—	164,550	164,514	—	—	164,514
Total notes payable	1,835,300	(35,973)	483,885	2,283,212	1,864,285	(40,053)	487,564	2,311,796

Accounts payable and other liabilities	157,732	(1,240)	22,959	179,451	164,515	(1,077)	20,426	183,864
Acquired lease intangible liabilities, net	43,751	(594)	6,183	49,340	42,034	(738)	6,722	48,018
Tenants' security and escrow deposits	28,217	(219)	2,812	30,810	29,427	(241)	3,477	32,663
Total liabilities	2,065,000	(38,026)	515,839	2,542,813	2,100,261	(42,109)	518,189	2,576,341

Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	976	—	—	976	972	—	—	972
Additional paid in capital, net of treasury stock	2,730,533	—	—	2,730,533	2,722,850	—	—	2,722,850
Accumulated other comprehensive loss	(72,893)	—	—	(72,893)	(58,693)	—	—	(58,693)
Distributions in excess of net income	(936,945)	—	—	(936,945)	(936,020)	—	—	(936,020)
Total stockholders' equity	2,046,671	—	—	2,046,671	2,054,109	—	—	2,054,109
Noncontrolling Interests:
Exchangeable operating partnership units	(1,989)	—	—	(1,989)	(1,975)	—	—	(1,975)
Limited partners' interest	37,691	(37,691)	—	—	30,486	(30,486)	—	—
Total noncontrolling interests	35,702	(37,691)	—	(1,989)	28,511	(30,486)	—	(1,975)
Total equity	2,082,373	(37,691)	—	2,044,682	2,082,620	(30,486)	—	2,052,134
Total liabilities and equity	$4,147,373	(75,717)	515,839	4,587,495	$4,182,881	(72,595)	518,189	4,628,475

10

Statements of Operations - Quarter Only (Non-GAAP)
For the Periods Ended March 31, 2016 and 2015
(in thousands)

	For the Three Months Ended March 31, 2016				For the Three Months Ended March 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$105,289	(1,873)	22,977	126,393	$98,948	(1,648)	22,885	120,185
Recoveries from tenants	30,826	(503)	7,427	37,750	29,785	(483)	7,663	36,965
Straight line rent, net	1,790	(56)	366	2,100	1,877	(66)	448	2,259
Above/below market rent amortization, net	595	1	244	840	480	2	310	792
Percentage rent	1,703	(4)	546	2,245	1,808	—	583	2,391
Termination fees	433	—	312	745	127	(16)	17	128
Other income	2,228	(28)	312	2,512	1,987	(29)	286	2,244
Total real estate revenues	142,864	(2,463)	32,184	172,585	135,012	(2,240)	32,192	164,964

Real Estate Operating Expenses:
Operating and maintenance	20,861	(367)	4,811	25,305	20,786	(378)	5,117	25,525
Real estate taxes	15,870	(280)	3,841	19,431	15,131	(280)	3,807	18,658
Ground rent, net of above/below market amortization	1,824	(25)	93	1,892	1,237	(23)	74	1,288
Provision for doubtful accounts	406	11	125	542	720	8	175	903
Total real estate operating expenses	38,961	(661)	8,870	47,170	37,874	(673)	9,173	46,374
Net Operating Income	103,903	(1,802)	23,314	125,415	97,138	(1,567)	23,019	118,590

Fee Income:
Property management fees	3,345	—	—	3,345	3,319	—	—	3,319
Asset management fees	1,708	—	(286)	1,422	1,558	—	(256)	1,302
Leasing commissions and other fees	1,711	—	—	1,711	1,361	—	—	1,361
Total fee income	6,764	—	(286)	6,478	6,238	—	(256)	5,982

Interest Expense, net:
Gross interest expense	22,917	(452)	5,745	28,210	26,368	(498)	6,700	32,570
Derivative amortization	2,230	(32)	225	2,423	2,250	(36)	44	2,258
Debt cost and premium/discount amortization	251	56	203	510	340	97	176	613
Capitalized interest	(973)	—	—	(973)	(2,059)	—	—	(2,059)
Interest income	(283)	—	—	(283)	(266)	—	—	(266)
Total interest expense, net	24,142	(428)	6,173	29,887	26,633	(437)	6,920	33,116

General & Administrative, net:
Gross general & administrative	17,673	—	54	17,727	17,048	—	144	17,192
Stock-based compensation	3,402	—	—	3,402	3,549			3,549
Capitalized direct leasing compensation costs	(2,598)	—	—	(2,598)	(2,195)	—	—	(2,195)
Capitalized direct development compensation costs	(2,045)	—	—	(2,045)	(2,669)	—	—	(2,669)
Total general & administrative, net	16,432	—	54	16,486	15,733	—	144	15,877

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	38,716	(633)	9,695	47,778	35,992	(620)	10,079	45,451
Gain on sale of operating properties	(5,783)	128	(5,985)	(11,640)	(689)	—	6	(683)
Gain on sale of land	(7,085)	—	(25)	(7,110)	(114)	—	3	(111)
Provision for impairment	1,666	(495)	—	1,171	—	—	—	—
Development and acquisition pursuit costs	978	—	4	982	22	—	17	39
Loss from deferred compensation plan, net	22	—	—	22	11	—	—	11
Early extinguishment of debt	—	—	—	—	(61)	—	—	(61)
Hedge ineffectiveness	—	—	3	3	—	—	3	3
Other expenses	922	(25)	189	1,086	424	(7)	24	441
Total depreciation, transaction and other expense (income)	29,436	(1,025)	3,881	32,292	35,585	(627)	10,132	45,090
Equity in income of unconsolidated partnerships	12,920	—	(12,920)	—	5,567	—	(5,567)	—
Net Income	53,577	(349)	—	53,228	30,992	(503)	—	30,489

11

	For the Three Months Ended March 31, 2016				For the Three Months Ended March 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	85	—	—	85	49	—	—	49
Limited partners' interest in consolidated partnerships	349	(349)	—	—	503	(503)	—	—
Net income attributable to noncontrolling interests	434	(349)	—	85	552	(503)	—	49
Net Income Attributable to Controlling Interests	53,143	—	—	53,143	30,440	—	—	30,440
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$47,877	—	—	47,877	$25,174	—	—	25,174

12

Reconciliations of Non-GAAP Financial Measures - Quarter Only
For the Periods Ended March 31, 2016 and 2015
(in thousands, except share information)

	For the Three Months Ended March 31, 2016				For the Three Months Ended March 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders				47,877				$25,174
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$38,229	(633)	9,819	47,415	$35,578	(620)	10,133	45,091
Provision for impairment to operating properties	866	(207)	—	659	—	—	—	—
Gain on sale of operating properties	(5,783)	128	(5,985)	(11,640)	(689)	—	6	(683)
Exchangeable operating partnership units	85	—	—	85	49	—	—	49
NAREIT Funds From Operations				$84,396				$69,631

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations				$84,396				$69,631
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$978	—	4	982	$22	—	17	39
Gain on sale of land	(7,085)	—	(25)	(7,110)	(114)	—	3	(111)
Provision for impairment to land	800	(288)	—	512	—	—	—	—
Hedge ineffectiveness	—	—	3	3	—	—	3	3
Early extinguishment of debt	—	—	—	—	(61)	—	—	(61)
Core Funds From Operations				$78,783				$69,501

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$78,783				$69,501
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(1,790)	56	(366)	(2,100)	$(1,877)	66	(448)	(2,259)
Above/below market rent amortization, net	(376)	(1)	(238)	(615)	(521)	(1)	(304)	(826)
Derivative amortization	2,230	—	—	2,230	2,250	—	—	2,250
Debt cost and premium/discount amortization	251	56	203	510	340	97	176	613
Stock-based compensation	3,402	—	—	3,402	3,549	—	—	3,549
Capital expenditures	(7,906)	—	(1,981)	(9,887)	(6,636)	—	(2,547)	(9,183)
Adjusted Funds From Operations				$72,323				$63,645

Reconciliation of Net Income to NAREIT FFO (per diluted share):
Net Income Attributable to Common Stockholders				$0.49				$0.27
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$0.39	(0.01)	0.10	0.48	$0.38	(0.01)	0.11	0.48
Provision for impairment to operating properties	0.01	—	—	0.01	—	—	—	—
Gain on sale of operating properties	(0.06)	—	(0.06)	(0.12)	(0.01)	—	—	(0.01)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
NAREIT Funds From Operations				$0.86				$0.74

13

	For the Three Months Ended March 31, 2016				For the Three Months Ended March 31, 2015
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of NAREIT FFO to Core FFO (per diluted share):
NAREIT Funds From Operations				$0.86				$0.74
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.01	—	—	0.01	$—	—	—	—
Gain on sale of land	(0.07)	—	—	(0.07)	—	—	—	—
Provision for impairment to land	0.01	(0.01)	—	—	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	—	—	—	—	—	—	—	—
Core Funds From Operations				$0.80				$0.74

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$0.80				$0.74
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.02)	—	—	(0.02)	$(0.02)	—	—	(0.02)
Above/below market rent amortization, net	—	—	—	—	—	—	—	—
Derivative amortization	0.02	—	—	0.02	0.02	—	—	0.02
Debt cost and premium/discount amortization	—	—	—	—	—	—	—	—
Stock-based compensation	0.04	—	—	0.04	0.04	—	—	0.04
Capital expenditures	(0.08)	—	(0.02)	(0.10)	(0.07)	—	(0.03)	(0.10)
Adjusted Funds From Operations				$0.74				$0.68

14

Additional Non-GAAP Disclosures
For the Periods Ended March 31, 2016 and 2015
(in thousands)

Same Property NOI Detail	For the Three Months Ended March 31, 2016			For the Three Months Ended March 31, 2015			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	$100,125	22,870	122,995	$97,016	22,193	119,209
Recoveries from Tenants	29,138	7,397	36,535	28,776	7,442	36,218
Percentage Rent	1,697	545	2,242	1,808	591	2,399
Termination Fees	433	311	744	127	17	144
Other Income	1,652	308	1,960	1,295	267	1,562
Total Real Estate Revenues	133,045	31,431	164,476	129,022	30,510	159,532

Real Estate Operating Expenses:
Operating and Maintenance	19,634	4,782	24,416	20,195	4,922	25,117
Real Estate Taxes	14,985	3,816	18,801	14,452	3,702	18,154
Ground Rent	1,454	87	1,541	1,500	68	1,568
Provision for Doubtful Accounts	372	95	467	532	144	676
Total Real Estate Operating Expenses	36,445	8,780	45,225	36,679	8,836	45,515
Same Property NOI	$96,600	22,651	119,251	$92,343	21,674	114,017	4.6%
Same Property NOI without Termination Fees	$96,167	22,340	118,507	$92,216	21,657	113,873	4.1%
Same Property NOI without Termination Fees or Redevelopments	$82,318	19,436	101,754	$79,762	18,803	98,565	3.2%

Capital Expenditure Detail	For the Three Months Ended March 31, 2016			For the Three Months Ended March 31, 2015
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$2,767	436	3,203	$1,907	516	2,423
Tenant improvements and other landlord leasing costs	2,901	1,125	4,026	3,511	1,466	4,977
Building improvements	2,238	420	2,658	1,218	565	1,783
Total capital expenditures	$7,906	1,981	9,887	$6,636	2,547	9,183

15

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended March 31, 2016 and 2015
(in thousands)

	Three Months Ended		Year to Date
	2016	2015	2016	2015
Revenues:
Minimum rent	$107,674	101,305	$107,674	101,305
Percentage rent	1,703	1,808	1,703	1,808
Recoveries from tenants and other income	33,487	31,048	33,487	31,048
Management, transaction, and other fees	6,764	6,238	6,764	6,238
Total revenues	149,628	140,399	149,628	140,399
Operating Expenses:
Depreciation and amortization	38,716	35,992	38,716	35,992
Operating and maintenance	22,685	21,172	22,685	21,172
General and administrative	16,299	16,378	16,299	16,378
Real estate taxes	15,870	15,131	15,870	15,131
Other operating expense	2,306	1,166	2,306	1,166
Total operating expenses	95,876	89,839	95,876	89,839
Other Expense (Income):
Interest expense, net of interest income	24,142	26,633	24,142	26,633
Provision for impairment	1,666	—	1,666	—
Early extinguishment of debt	—	(61)	—	(61)
Net investment income	155	(634)	155	(634)
Total other expense	25,963	25,938	25,963	25,938
Income from operations before equity in income of investments in real estate partnerships	27,789	24,622	27,789	24,622
Equity in income of investments in real estate partnerships	12,920	5,567	12,920	5,567
Income from operations	40,709	30,189	40,709	30,189
Gain on sale of real estate	12,868	803	12,868	803
Net income	53,577	30,992	53,577	30,992
Noncontrolling Interests:
Exchangeable operating partnership units	(85)	(49)	(85)	(49)
Limited partners' interests in consolidated partnerships	(349)	(503)	(349)	(503)
Net income attributable to noncontrolling interests	(434)	(552)	(434)	(552)
Net income attributable to controlling interests	53,143	30,440	53,143	30,440
Preferred stock dividends	(5,266)	(5,266)	(5,266)	(5,266)
Net income attributable to common stockholders	$47,877	25,174	$47,877	25,174

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Reconciliation of Income from Operations to Non-GAAP Pro-Rata Same Property NOI (1):

Income from operations before tax	$40,709	30,189	$40,709	30,189
Less:
Management, transaction, and other fees	(6,764)	(6,238)	(6,764)	(6,238)
Other (2)	(2,077)	(2,429)	(2,077)	(2,429)
Plus:
Depreciation and amortization	38,716	35,992	38,716	35,992
General and administrative	16,299	16,378	16,299	16,378
Other operating expense, excluding provision for doubtful accounts	1,901	488	1,901	488
Other expense (income)	25,963	25,938	25,963	25,938
Equity in income of investments in real estate excluded from NOI (3)	9,791	16,731	9,791	16,731
Pro-Rata NOI	124,538	117,049	124,538	117,049
Less pro-rata non-same property NOI (4)	(5,287)	(3,032)	(5,287)	(3,032)
Pro-Rata Same Property NOI	$119,251	114,017	$119,251	114,017

(1) Same Property NOI is a key measure used by management in evaluating the operating performance of our properties.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, and other fees.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, and corporate activities.

16

Summary of Consolidated Debt
March 31, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	3/31/2016	12/31/2015
Mortgage loans payable:
Fixed rate secured loans	$479,947	509,368
Unsecured debt offering fixed rate	1,190,803	1,190,403
Unsecured credit facilities variable rate	164,550	164,514
Total	$1,835,300	1,864,285

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate
2016	$4,595	14,161	—	18,756	6.2%
2017	5,778	117,298	300,000	423,076	5.9%
2018	5,103	57,358	—	62,461	6.2%
2019	4,130	106,000	165,000	275,130	3.9%
2020	3,986	84,011	150,000	237,997	5.8%
2021	3,112	35,190	250,000	288,302	4.9%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
2024	1,110	17,008	250,000	268,118	3.7%
2025	900	—	250,000	250,900	3.9%
>10 years	2,414	89	—	2,503	6.1%
Unamortized debt premium/(discount) and issuance costs (2)	—	6,925	(9,647)	(2,722)
	$35,939	444,008	1,355,353	1,835,300	4.8%

Percentage of Total Debt:	3/31/2016	12/31/2015
Fixed	91.0%	91.2%
Variable	9.0%	8.8%

Current Weighted Average Contractual Interest Rates: (3)
Fixed	5.2%	5.2%
Variable	1.4%	1.2%
Combined	4.8%	4.8%

Current Weighted Average Effective Interest Rate: (4)
Combined	5.4%	5.5%

Average Years to Maturity:
Fixed	5.0	5.1
Variable	3.2	3.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.
(3) Interest rates are calculated as of the quarter end.
(4) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

17

Summary of Consolidated Debt
March 31, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2016	12/31/2015

Fixed Rate Mortgage Loans
Wells Fargo	Black Rock Shopping Center	5.4%			03/01/16	—	19,828
Midland Loan Services	Hilltop Village	5.6%			04/06/16	—	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	14,349	14,488
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	6,671	6,836
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,077	11,125
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,569	7,642
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,784	6,810
Wells Fargo	Brick Walk	5.9%			09/01/17	14,949	15,004
TIAA-CRER	Westchase	5.5%			07/10/18	6,863	6,941
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,290	16,349
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	37,805	37,989
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,775	4,826
PNC Bank	Fellsway Plaza	3.4%	(2)		10/16/20	34,154	34,154
Wells Fargo	University Commons	5.5%			01/10/21	37,917	38,000
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,394	10,528
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	8,507	8,741
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,632	9,698
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	9,083	9,210
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	248	250
Unamortized premiums on assumed debt of acquired properties and issuance costs (4)						6,925	7,494
Total Fixed Rate Mortgage Loans		6.1%		6.1%		$479,947	509,368

18

Summary of Consolidated Debt
March 31, 2016 and December 31, 2015
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2016	12/31/2015

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	300,000	300,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Unsecured	3.9%			11/01/25	250,000	250,000
Unamortized debt discount and issuance costs (4)						(9,197)	(9,597)
Total Fixed Rate Unsecured Debt, Net of Discounts		4.8%		5.5%		$1,190,803	1,190,403

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 0.925%	(3)		05/13/19	—	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 0.975%			06/27/19	165,000	165,000
Unamortized issuance costs (4)						$(450)	(486)
Total Variable Rate Unsecured Debt		1.4%		1.5%		$164,550	164,514
Total		4.8%		5.4%		$1,835,300	1,864,285

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company's option.

(4) Effective January 1, 2016, the Company adopted Accounting Standards Update 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

19

Summary of Unsecured Debt Covenants and Leverage Ratios
March 31, 2016

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$—
$165 Million Term Loan	06/27/14	06/27/19	LIBOR + 0.975%	$165,000

Unsecured Public Debt:	06/05/07	06/15/17	5.875%	$300,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000

Unsecured Public Debt Covenants:	Required	12/31/15	9/30/15	6/30/15	3/31/15

Fair Market Value Calculation Method Covenants (2)

Total Consolidated Debt to Total Consolidated Assets	≤ 65%	30%	33%	32%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.9x	3.8x	3.7x	3.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	376%	331%	328%	328%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

20

Ratios:	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15

Consolidated Only

Net debt to total market capitalization	19.1%	20.8%	24.4%	24.9%	22.4%
Net debt to real estate assets, before depreciation	37.3%	37.8%	41.4%	40.9%	40.9%
Net debt to total assets, before depreciation	34.8%	35.3%	38.7%	38.7%	38.7%
Net debt + preferred to total assets, before depreciation	41.1%	41.5%	45.0%	45.1%	45.2%

Net debt to Core EBITDA - TTM	4.3x	4.4x	4.9x	4.8x	4.9x
Fixed charge coverage	3.5x	3.3x	3.2x	3.0x	3.0x
Fixed charge coverage excluding preferreds	3.9x	3.8x	3.6x	3.4x	3.4x
Interest coverage	4.4x	4.2x	4.0x	3.9x	3.8x

Unsecured assets to total real estate assets	83.2%	80.3%	79.4%	80.1%	79.2%
Unsecured NOI to total NOI - TTM	80.9%	80.5%	79.4%	79.4%	78.7%
Unencumbered assets to unsecured debt	272%	265%	234%	234%	232%

Total Pro-Rata Share

Net debt to total market capitalization	22.7%	24.7%	28.3%	29.1%	26.3%
Net debt to real estate assets, before depreciation	40.5%	41.0%	44.2%	44.1%	44.0%
Net debt to total assets, before depreciation	37.9%	38.3%	41.3%	41.5%	41.6%
Net debt + preferred to total assets, before depreciation	43.4%	43.7%	46.8%	47.1%	47.2%

Net debt to Core EBITDA - TTM	5.1x	5.2x	5.7x	5.7x	5.7x
Fixed charge coverage	2.9x	2.8x	2.7x	2.6x	2.5x
Fixed charge coverage excluding preferreds	3.2x	3.0x	2.9x	2.8x	2.8x
Interest coverage	3.7x	3.5x	3.4x	3.3x	3.2x

21

Summary of Unconsolidated Debt
March 31, 2016 and December 31, 2015
(in thousands)

Total Debt Outstanding:	3/31/2016	12/31/2015
Mortgage loans payable:
Fixed rate secured loans	$1,375,027	1,383,319
Unsecured credit facilities variable rate	9,760	9,760
Total	$1,384,787	1,393,079

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2016	$12,534	40,375	—	52,909	13,487	5.8%
2017	17,517	77,385	9,760	104,662	23,874	6.1%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	195,702	—	202,941	73,204	4.2%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,682	—	26,799	10,124	4.1%
2025	—	100,500	—	100,500	34,100	3.5%
>10 Years	—	151,000	—	151,000	64,400	3.8%
Unamortized debt premium/(discount) and issuance costs(1)	—	(9,825)	—	(9,825)	(3,612)
	$101,508	1,273,519	9,760	1,384,787	483,885	4.9%

Percentage of Total Debt:	3/31/2016	12/31/2015
Fixed	99.3%	99.3%
Variable	0.7%	0.7%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.9%	5.0%
Variable	2.1%	1.9%
Combined	4.9%	5.0%

Current Weighted Average Effective Interest Rates: (2)
Combined	5.1%	5.2%

Average Years to Maturity:
Fixed	5.9	5.9
Variable	1.7	1.9

(1) Effective January 1, 2016, the Company adopted ASU 2015-03 resulting in debt issue costs, previously recognized as a deferred asset, being reclassified as a direct deduction from the carrying amount of the debt liability, net of accumulated amortization, with the exception of Line of Credit costs remaining as an asset.

(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization and interest rate swaps.

Summary of Preferred Stock
March 31, 2016
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

Weighted Average/Totals	6.481%			$325,000	$11,098

22

Property Transactions
March 31, 2016
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Feb-16	Garden City Park		New York, NY	105	$17,300		King Kullen, Ace Hardware

	Total			105	$17,300	4.4%

Disposition(s) for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Jan-16	Whitnall Square Shopping Center		Milwaukee, WI	133	$4,740		Pick N' Save, Harbor Freight Tools, Dollar Tree
Jan-16	Bowie Plaza	GRI (40%)	Washington D.C.	106	9,700		CVS, Fitness 4 Less
Jan-16	South Lowry Square		Denver, CO	120	12,450		--
Mar-16	Signal Hill	Oregon (20%)	Washington D.C.	95	4,520		Shoppers Food Warehouse
Mar-16	Airport Crossing		Chicago, IL	12	1,975		(Kohl's)
Mar-16	Augusta Center		Chicago, IL	15	5,175		(Menard's)

	Total			481	$38,560	6.4%

23

Summary of Development, Redevelopment and Land Held
March 31, 2016
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,067	97%	8.5%	7.8%	50	90%
CityLine Market Ph II	Dallas, TX	CVS	Jun-16	$6,172	52%	8.5%	8.5%	22	100%
Market at Springwoods Village (4)	Houston, TX	Kroger	May-17	$14,991	27%	8.3%	8.3%	89	67%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Nov-16	$38,986	18%	7.3%	7.3%	176	68%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$32,816	87%	8.0%	8.0%	87	90%
Willow Oaks Crossing	Charlotte, NC	Publix	Dec-15	$13,817	96%	8.0%	8.0%	69	83%
Total Projects in Development	6			$121,849	58%	7.9%	7.8% (2)	493	77%

Development Completions:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,308	96%	9%	8.6%	91	95%
CityLine Market	Dallas, TX	Whole Foods Market	Apr-16	$27,861	92%	8.1%	7.2%	80	100%
Total Development Completions	2			$56,169	94%	8.3%	7.9%	171	97%

Redevelopment and Renovations:				Incremental Costs (3)	% of Costs Incurred	Incremental Yield
Various Properties	17			$114,738	36%	7% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	5			$19,780

Reconciliation of Summary of Development, Redevelopment and Land Held to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$75,571
Redevelopments and Renovations	% of incremental costs			41,992
Land Held for Future Development	Net development costs to date			19,780
Land Held for Sale	Lower of cost basis or FMV (see page 33 for estimated market value)			25,479
Other Costs	Pre-development costs and accruals for costs not yet paid			17,040
Properties in Development (Balance Sheet)				$179,862

NOI from Projects in Development (Current Quarter)				$754

Notes:
New starts for the quarter are in bold and italicized.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.3% for Projects in Development and 7.4% for Development Completions.

(3) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(4) Estimated Net Development Costs After JV Buyout reflects Regency's 53% controlling interest.

24

Unconsolidated Investments
March 31, 2016
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2016	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	22	2,563	$436,376	$230,079	20.00%	$46,016	$18,200	$839
(JV-CCV)	1	558	100,580	59,596	30.00%	17,879	11,950	164
	23	3,121	536,956	289,675
GRI
(JV-GRI)	71	9,194	1,700,591	930,733	40.00%	372,293	206,383	10,772

CalSTRS
(JV-RC)	7	730	143,314	57,792	25.00%	14,448	17,593	229

USAA
(JV-USA)	8	806	110,748	66,832	20.01%	13,372	16	270

Publix
(JV-O)	5	439	56,882	—	50.00%	—	28,638	546

Individual Investor
(JV-O)	1	133	50,673	39,755	50.00%	19,877	4,720	92

	115	14,423	$2,599,164	$1,384,787		$483,885	$287,500	$12,920

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2016
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2016	256	880	$23.25	15.9%	5.6	$2.53	227	834	16.2%
4th Quarter 2015	333	1,132	24.14	11.9%	5.4	2.08	287	1,030	12.0%
3rd Quarter 2015	306	1,037	24.69	8.8%	5.8	2.64	260	881	8.7%
2nd Quarter 2015	348	1,145	23.09	8.8%	5.1	1.93	304	1,058	7.9%
Total - 12 months	1,243	4,194	$23.78	11.1%	5.5	$2.28	1,078	3,803	11.0%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2016	55	108	$30.52	50.0%	8.9	$12.40	26	63	93.1%
4th Quarter 2015	80	223	26.03	13.1%	7.5	8.78	34	121	15.5%
3rd Quarter 2015	79	241	25.18	12.9%	9.4	10.26	33	85	18.7%
2nd Quarter 2015	90	176	24.11	13.2%	6.7	8.45	46	89	8.3%
Total - 12 months	304	748	$26.05	18.8%	8.1	$9.75	139	358	26.9%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2016	201	772	$22.09	10.3%	5.1	$0.95	201	772	10.3%
4th Quarter 2015	253	909	23.63	11.5%	4.8	0.29	253	909	11.5%
3rd Quarter 2015	227	796	24.53	7.6%	4.6	0.18	227	796	7.6%
2nd Quarter 2015	258	969	22.88	7.8%	4.8	0.58	258	969	7.8%
Total - 12 months	939	3,446	$23.24	9.3%	4.8	$0.51	939	3,446	9.3%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2016	298	1,037	$23.35	6.2	$3.71
4th Quarter 2015	373	1,251	24.18	5.6	3.27
3rd Quarter 2015	346	1,156	24.46	5.7	2.75
2nd Quarter 2015	393	1,344	23.30	6.6	2.01
Total - 12 months	1,410	4,788	$23.80	6.0	$2.89

Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

25

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2016
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	3	203	98.1%	$4,485	$22.55	1.0%	0.7%	0.8%
Los Angeles-Long Beach-Santa Ana	18	1,654	98.1%	40,700	24.93	5.7%	5.8%	7.6%
Chicago-Naperville-Joliet	13	1,414	96.7%	22,216	16.11	4.1%	5.0%	4.2%
Dallas-Fort Worth-Arlington	13	807	96.7%	16,533	21.00	4.1%	2.8%	3.1%
Houston-Baytown-Sugar Land	12	1,420	94.9%	25,045	18.31	3.8%	5.0%	4.7%
Philadelphia-Camden-Wilmington	8	695	93.2%	13,438	20.59	2.5%	2.4%	2.5%
Washington-Arlington-Alexandria	29	1,651	95.3%	34,463	21.57	9.2%	5.8%	6.5%
Miami-Fort Lauderdale-Miami Beach	10	1,148	94.4%	24,014	21.89	3.2%	4.0%	4.5%
Atlanta-Sandy Springs-Marietta	16	1,409	93.0%	25,312	18.96	5.1%	5.0%	4.7%
Boston-Cambridge-Quincy	3	516	96.7%	10,709	21.33	1.0%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,741	96.4%	47,658	28.30	4.8%	6.1%	8.9%
Phoenix-Mesa-Scottsdale	3	296	92.3%	3,857	14.14	1.0%	1.0%	0.7%
Riverside-San Bernardino-Ontario	3	316	92.3%	6,196	20.03	1.0%	1.1%	1.2%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	10	783	98.1%	18,451	24.05	3.2%	2.8%	3.5%
Minneapolis-St. Paul-Bloomington	5	207	99.0%	3,112	15.21	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	93.3%	36,115	27.07	3.2%	5.0%	6.8%
Tampa-St. Petersburg-Clearwater	8	1,213	95.5%	16,757	14.38	2.5%	4.3%	3.1%
St. Louis	4	408	99.5%	4,255	10.47	1.3%	1.4%	0.8%
Baltimore-Towson	5	349	96.0%	7,483	22.26	1.6%	1.2%	1.4%
Denver-Aurora	12	998	95.8%	13,538	14.06	3.8%	3.5%	2.5%
Charlotte-Gastonia-Concord	5	300	94.1%	6,119	20.91	1.6%	1.1%	1.1%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	436	94.0%	7,133	17.24	1.6%	1.5%	1.3%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	210	19,370	95.5%	$387,588	$20.94	66.9%	68.2%	72.6%

CBSAs Ranked 26 - 50 by Population	56	5,057	97.4%	76,169	15.46	17.8%	17.8%	14.3%

CBSAs Ranked 51 - 75 by Population	11	916	96.9%	25,756	29.03	3.5%	3.2%	4.8%

CBSAs Ranked 76 - 100 by Population	8	462	97.0%	6,768	15.12	2.5%	1.6%	1.3%

Other CBSAs	29	2,609	94.4%	37,814	15.36	9.2%	9.2%	7.0%

Total All Properties	314	28,414	95.8%	$534,095	$19.43	100.0%	100.0%	100.0%

(1) 2014 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

26

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
March 31, 2016
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,566	9.0%	$25,219	4.7%	53	17
Publix	1,836	6.5%	19,348	3.6%	45	11
Albertsons/Safeway	1,374	4.8%	15,344	2.9%	42	22
Whole Foods	628	2.2%	12,091	2.3%	19	7
TJX Companies	778	2.7%	10,400	1.9%	36	13
CVS	479	1.7%	7,703	1.4%	44	19
PETCO	327	1.2%	7,189	1.3%	42	15
Ahold/Giant	419	1.5%	5,990	1.1%	13	9
H.E.B.	344	1.2%	5,439	1.0%	5	—
Ross Dress For Less	306	1.1%	4,982	0.9%	16	8
Trader Joe's	179	0.6%	4,944	0.9%	19	6
Wells Fargo Bank	82	0.3%	4,297	0.8%	39	20
Bank of America	84	0.3%	4,152	0.8%	30	14
Starbucks	100	0.4%	4,102	0.8%	78	29
JPMorgan Chase Bank	69	0.2%	4,065	0.8%	25	4
Nordstrom	138	0.5%	3,813	0.7%	4	—
Dick's Sporting Goods	267	0.9%	3,441	0.6%	5	—
Panera Bread	96	0.3%	3,224	0.6%	26	6
Sears Holdings	388	1.4%	3,089	0.6%	5	1
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Subway	88	0.3%	2,957	0.6%	93	37
Bed Bath & Beyond	175	0.6%	2,940	0.6%	6	—
Sports Authority	134	0.5%	2,910	0.5%	3	—
Target	359	1.3%	2,907	0.5%	4	2
Massage Envy	90	0.3%	2,852	0.5%	33	11
Top 25 Tenants	11,773	41.4%	$166,422	31.2%	690	252

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	58
Albertsons/Safeway	330	7	49
Wal-Mart	247	2	7
Sears Holdings	92	1	6
Publix	63	1	46
	2,582

27

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2016
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	966	3.6%	$16,359	3.1%	$16.93
2016	1,358	5.0%	26,658	5.1%	19.63
2017	3,147	11.7%	67,487	12.9%	21.44
2018	2,736	10.2%	56,566	10.8%	20.67
2019	3,006	11.2%	58,859	11.3%	19.58
2020	3,036	11.3%	62,498	12.0%	20.58
2021	2,126	7.9%	43,440	8.3%	20.43
2022	1,749	6.5%	29,593	5.7%	16.92
2023	1,094	4.1%	23,103	4.4%	21.11
2024	1,520	5.6%	29,010	5.5%	19.09
2025	1,164	4.3%	27,170	5.2%	23.34
10 Year Total	21,903	81.3%	$440,743	84.3%	$20.12
Thereafter	5,049	18.7%	81,999	15.7%	16.24
	26,951	100.0%	$522,742	100.0%	$19.40

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	624	2.3%	$6,217	1.2%	$9.97
2016	522	1.9%	4,035	0.8%	7.74
2017	1,490	5.5%	20,181	3.9%	13.54
2018	1,346	5.0%	15,368	2.9%	11.42
2019	1,794	6.7%	23,185	4.4%	12.92
2020	1,725	6.4%	22,399	4.3%	12.99
2021	1,247	4.6%	17,080	3.3%	13.70
2022	1,269	4.7%	15,509	3.0%	12.22
2023	671	2.5%	10,059	1.9%	14.99
2024	1,027	3.8%	14,095	2.7%	13.73
2025	729	2.7%	11,075	2.1%	15.19
10 Year Total	12,444	46.2%	$159,203	30.5%	$12.79
Thereafter	4,371	16.1%	58,826	11.3%	13.46
	16,814	62.4%	$218,029	41.7%	$12.97

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

28

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2016
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent(2)	Expiring ABR
(1)	343	1.3%	$10,142	1.9%	$29.59
2016	836	3.1%	22,623	4.3%	27.05
2017	1,657	6.1%	47,306	9.0%	28.55
2018	1,390	5.2%	41,197	7.9%	29.64
2019	1,212	4.5%	35,675	6.8%	29.44
2020	1,312	4.9%	40,099	7.7%	30.57
2021	880	3.3%	26,360	5.0%	29.97
2022	480	1.8%	14,083	2.7%	29.34
2023	423	1.6%	13,045	2.5%	30.82
2024	493	1.8%	14,916	2.9%	30.24
2025	435	1.6%	16,095	3.1%	37.00
10 Year Total	9,460	35.1%	$281,540	53.9%	$29.76
Thereafter	677	2.5%	23,173	4.4%	34.23
	10,137	37.6%	$304,713	58.3%	$30.06

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

29

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	96.7%		—	54	Publix	$14.79
			AL		85	85	96.7%	96.7%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	87.4%		—	55	Safeway	$14.12
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	95.8%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.50
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.97
			AZ		382	296	92.3%	92.3%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	98.0%		—	68	Ralphs, Jimbo's...Naturally!	$30.48
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$28.42
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.89
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.7%		—	32	Mollie Stone's Market	$22.88
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.9%		—	34	Safeway	$25.34
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.2%		—	25	Sprout's Markets, Target	$17.55
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.5%		—	14	Grocery Outlet, Orchard Supply Hardware	$21.55
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.68
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	89.7%		—	40	Bristol Farms	$35.49
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$36.91
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.71
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	90.7%		—	31	Bristol Farms	$33.19
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	96.3%		67	78	(Lucky's), Trader Joe's	$27.89
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.5%		—	42	Von's Food & Drug	$17.08
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$29.92
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Smart & Final	$27.18
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	95.8%		—	55	Safeway	$20.19
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$24.54
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	99.0%		—	55	Ralphs	$32.03
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	94.7%		—	38	Gelson's Markets	$23.11
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.9%		—	—	Lowe's	$7.24
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.09
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.91
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	98.6%		—	44	Ralphs	$33.60
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	95.8%		236	94	(Home Depot), (WinCo), Toys R Us	$17.89
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.81

30

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	94.1%		39	39	(Albertsons)	$25.34
Shoppes at Homestead fka Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	81.1%		53	53	(Safeway)	$20.97
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$33.08
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.18
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.90
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.54
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	100.0%		—	58	Albertsons	$23.56
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Gelson's Markets	$17.76
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	100.0%		—	40	Safeway	$20.10
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	97.5%		—	40	Whole Foods, Nordstrom Rack	$33.96
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.82
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	99.1%		—	—	Target, Toys "R" Us	$24.27
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	99.2%		—	50	Von's Food & Drug	$19.09
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	94.9%		—	10	Trader Joe's	$32.80
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	94.1%		—	40	Smart & Final	$19.68
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.10
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$34.02
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$23.95
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	98.6%		62	62	(Safeway)	$37.89
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.75
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$17.97
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	94.6%		—	34	Safeway	$18.96
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	97.0%		—	56	Safeway	$22.77
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	95.5%		—	41	Ralphs	$17.58
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	76.8%		—	—	Target	$20.30
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	92.7%		—	52	Ralphs, Trader Joe's	$36.28
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.63
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	89.8%		—	37	Whole Foods	$30.91
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.52
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	100.0%		—	72	Von's Food & Drug and Sprouts	$35.73
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	97.2%		—	78	El Super	$14.76
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$23.61
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	82.1%		—	17	Sports Basement	$36.91

31

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			CA		8,272	6,578	96.1%	96.2%	1,153	2,463
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	86.6%		—	71	King Soopers, Wal-Mart	$11.55
Arapahoe Village	GRI	40%	CO	Boulder	159	64	95.9%		—	44	Safeway	$17.46
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$17.22
Boulevard Center			CO	Denver-Aurora	79	79	94.1%		53	53	(Safeway)	$26.55
Buckley Square			CO	Denver-Aurora	116	116	97.4%		—	62	King Soopers	$10.68
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Sports Authority	$13.67
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	97.8%		—	72	King Soopers	$9.64
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.75
Falcon Marketplace			CO	Colorado Springs	22	22	84.9%		184	50	(Wal-Mart)	$21.48
Hilltop Village			CO	Denver-Aurora	100	100	93.8%		—	66	King Soopers	$10.81
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.33
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$9.97
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.69
Marketplace at Briargate			CO	Colorado Springs	29	29	91.8%		66	66	(King Soopers)	$28.43
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.63
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$10.04
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$27.09
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.42
Woodmen Plaza			CO	Colorado Springs	116	116	94.2%		—	70	King Soopers	$13.01
			CO		2,008	1,462	96.1%	96.1%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$31.93
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	93.5%		—	—	—	$43.62
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	98.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.48
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$33.17
			CT		500	389	96.7%	96.7%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.73
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$91.17
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	90.3%		—	49	Acme Markets, K-Mart	$13.97
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	91.0%		—	—	—	$22.66
			DE		298	258	90.4%	90.4%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	98.4%		—	49	Publix	$12.86
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	70.1%		—	36	Publix	$20.73
Berkshire Commons			FL	Naples-Marco Island	110	110	96.9%		—	66	Publix	$13.76

32

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.2%		—	40	Publix, Wal-Mart, Bealls	$9.54
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.68
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	90.4%		—	20	The Fresh Market	$24.92
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$44.56
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$19.11
Carriage Gate			FL	Tallahassee	74	74	86.6%		—	13	Trader Joe's	$21.23
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	97.8%		—	54	Publix	$24.08
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.38
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.89
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	95.5%		140	46	Publix, (Target)	$25.23
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	97.7%		—	42	Publix	$16.06
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.32
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.76
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$14.78
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.39
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.70
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	88.8%		—	—	LA Fitness	$17.39
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.27
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	89.8%		—	51	Publix	$15.34
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.15
Nocatee Town Center			FL	Jacksonville	79	79	100.0%		—	54	Publix	$15.26
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	98.2%		—	48	Publix	$13.91
Oakleaf Commons			FL	Jacksonville	74	74	88.6%		—	46	Publix	$13.30
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.35
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$10.44
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.27
Pine Tree Plaza			FL	Jacksonville	63	63	95.3%		—	38	Publix	$13.04
Plantation Plaza	C	20%	FL	Jacksonville	78	16	95.3%		—	45	Publix	$15.71
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	94.9%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$16.43
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	100.0%		—	54	Publix	$21.80
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$17.85
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$18.48

33

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$20.02
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$5.99
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.61
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$30.50
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	96.5%		—	36	Publix	$18.12
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.9%		—	47	—	$12.74
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.87
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	94.5%		—	51	Publix	$14.49
Willa Springs	USAA	20%	FL	Orlando	90	18	97.1%		—	44	Publix	$19.20
			FL		4,914	4,476	95.2%	95.3%	737	1,823
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$20.28
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$20.08
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	94.2%		—	43	Publix	$15.79
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	78.7%		—	25	The Fresh Market	$25.11
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	92.5%		—	—	—	$20.86
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.73
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.72
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	95.7%		—	45	Publix	$14.71
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.60
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	90.5%		—	18	The Fresh Market	$18.35
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.42
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$34.33
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	99.4%		—	—	—	$28.19
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$13.02
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$12.62
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	86.9%		—	12	Trader Joe's	$21.32
			GA		1,477	1,409	93.0%	93.0%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.24
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$35.54
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	95.2%		—	12	Trader Joe's	$23.02
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	95.0%		—	57	Whole Foods	$15.42
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.26
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.88
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$19.84

34

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.42
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.08
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	90.8%		—	63	Jewel-Osco	$12.23
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	97.0%		—	51	Mariano's Fresh Market	$17.57
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	100.0%		—	60	Whole Foods, Lowe's	$16.22
			IL		1,761	1,159	97.3%	97.3%	—	522
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	254	254	94.2%		—	40	Whole Foods, Gordmans	$14.70
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$16.12
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.59
			IN		393	310	95.3%	95.3%	64	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$23.10
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	92.1%		—	11	Trader Joe's	$28.68
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	96.2%		—	63	Shaw's, Marshall's	$17.95
			MA		516	516	96.7%	96.7%	—	135
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$37.96
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	74.2%		49	—	Sears, (Toys "R" Us)	$9.43
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	93.5%		—	70	Shoppers Food Warehouse	$17.07
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$37.59
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$37.73
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	94.8%		—	54	Safeway	$25.61
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	91.6%		—	41	Giant Food	$14.66
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$18.65
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	93.1%		—	64	Shoppers Food Warehouse	$12.46
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	97.0%		—	—	Aldi, TJ Maxx	$15.76
Village at Lee Airpark			MD	Baltimore-Towson	113	113	97.9%		75	63	Giant Food, (Sunrise)	$28.71
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	98.5%		—	—	LA Fitness	$24.94
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.7%		—	—	—	$28.93
			MD		1,501	603	94.3%	94.3%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$7.62
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.40
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.88
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.84
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.91

35

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			MO		408	408	99.5%	99.5%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.55
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.32
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.8%		—	44	Lund's	$22.17
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.31
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	95.4%		—	89	Cub Foods	$13.13
			MN		674	207	99.0%	99.0%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	97.0%		—	87	Harris Teeter, The Fresh Market	$20.29
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	96.4%		—	14	The Fresh Market	$18.97
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.65
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.79
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$15.12
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.80
Holly Park	M	99%	NC	Raleigh-Cary	160	160	100.0%		—	12	Trader Joe's	$14.87
Lake Pine Plaza			NC	Raleigh-Cary	88	88	96.8%		—	58	Kroger	$12.01
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	94.2%		—	56	Kroger	$15.68
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	Dean & Deluca	$31.62
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.08
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	98.2%		—	53	Harris Teeter	$17.08
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.9%		—	19	Trader Joe's	$17.56
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.6%		—	59	Kroger	$15.40
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	96.8%		—	24	The Fresh Market	$18.07
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	98.0%		—	42	Whole Foods	$17.09
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	82.8%		—	49	Publix	$15.29
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.7%		—	41	Food Lion	$12.45
			NC		2,170	1,278	96.7%	97.5%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.12
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.73
			NJ		158	63	100.0%	100.0%	—	94
Garden City Park			NY	New York-Northern New Jersey-Long Island	105	105	96.4%			52	—	$17.15
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.49
			NY		246	161	97.6%	100.0%	—	99
Cherry Grove			OH	Cincinnati-Middletown	196	196	95.7%		—	66	Kroger	$11.80

36

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
East Pointe			OH	Columbus	107	107	98.7%		—	59	Kroger	$9.63
Hyde Park			OH	Cincinnati-Middletown	397	397	99.3%		—	169	Kroger, Remke Markets	$15.21
Kroger New Albany Center	M	50%	OH	Columbus	93	93	97.7%		—	65	Kroger	$11.96
Maxtown Road (Northgate)			OH	Columbus	85	85	98.4%		90	62	Kroger, (Home Depot)	$11.03
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.41
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$22.21
Westchester Plaza			OH	Cincinnati-Middletown	88	88	98.4%		—	67	Kroger	$9.51
			OH		1,164	1,164	98.5%	98.5%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.08
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$14.24
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	91.6%		—	41	Safeway	$15.64
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.41
Northgate Marketplace Ph II			OR	Medford	176	176	68.1%		—	—	Dick's Sporting Goods	$12.40
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.4%		—	55	Safeway	$10.99
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.41
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	90.4%		—	—	Bed Bath and Beyond	$18.90
			OR		833	777	89.5%	95.7%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$14.26
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	87.7%		—	—	Ross Dress for Less	$18.14
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	99.4%		—	11	Trader Joe's	$28.20
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$33.45
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target), Sports Authority	$26.20
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$22.57
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	83.0%		—	56	Acme Markets	$17.74
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	93.9%		—	73	Valley Farm Market	$7.49
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	91.1%		—	51	Giant Food	$20.20
			PA		982	583	94.8%	94.8%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$15.04
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$15.49
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.37
			SC		222	133	100.0%	100.0%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.44
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	92.3%		—	75	Kroger	$13.11
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.12
			TN		317	317	96.7%	96.7%	—	191

37

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.42
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.58
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	100.0%		—	40	Whole Foods	$26.61
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$25.88
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	94.1%		—	63	Kroger	$17.42
Hancock			TX	Austin-Round Rock	410	410	97.5%		—	90	H.E.B., Sears	$14.56
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.25
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$23.28
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.16
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.47
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.23
Market at Round Rock			TX	Austin-Round Rock	123	123	100.0%		—	30	Sprout's Markets	$16.85
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	67.1%		—	100	—	$7.15
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	90.3%		—	49	Tom Thumb	$17.50
North Hills			TX	Austin-Round Rock	144	144	97.3%		—	60	H.E.B.	$21.84
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	99.4%		—	66	Randall's Food	$18.68
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.90
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	94.8%		—	30	H.E.B. Central Market	$30.42
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	94.1%		—	61	Kroger	$14.39
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$20.86
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	90.1%		62	62	(Kroger)	$21.01
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	99.2%		—	101	Kroger, Academy Sports	$18.64
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.92
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.93
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.0%		—	84	H.E.B.	$21.21
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	168	67	100.0%		—	—	Berings	$17.17
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.9%		—	52	Randall's Food	$19.02
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	97.6%		127	—	(Target)	$18.35
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	98.8%		—	45	Whole Foods	$27.39
			TX		3,813	3,157	96.2%	97.8%	333	1,644
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$24.15
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.65
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	95.3%		—	40	Whole Foods	$28.76
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	94.2%		—	58	Safeway	$21.12

38

Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.75
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.09
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	78.2%		—	—	—	$12.38
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	98.6%		—	65	Shoppers Food Warehouse	$25.36
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.32
Gayton Crossing	GRI	40%	VA	Richmond	158	63	93.0%		55	38	Martin's, (Kroger)	$15.20
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.6%		—	62	Giant Food	$24.40
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$8.41
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	94.9%		143	61	Harris Teeter, (Target)	$22.69
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$37.01
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.79
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	97.7%		—	63	Shoppers Food Warehouse	$21.61
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$19.37
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$20.02
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	98.7%		—	140	Wegmans, Dick's Sporting Goods	$16.59
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.5%		—	47	Giant Food	$19.28
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	98.7%		—	48	Shoppers Food Warehouse, Gold's Gym	$25.07
Village Shopping Center	GRI	40%	VA	Richmond	111	44	99.2%		—	45	Martin's	$22.72
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	83.8%		—	—	—	$25.01
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	95.9%		141	59	Safeway, (Target)	$24.47
			VA		3,391	1,730	96.1%	96.1%	465	1,161
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.56
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	99.0%		—	64	Quality Food Centers	$24.35
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.0%		—	49	Safeway	$11.78
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.74
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$23.60
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$36.26
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$24.34
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Food Centers	$22.83
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$30.32
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	83.6%		112	—	(Target)	$29.03
			WA		1,227	783	98.1%	98.1%	397	343

Regency Centers Total					37,849	28,414	95.8%	96.2%	4,486	13,043

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Portfolio Summary Report By State
March 31, 2016
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

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Earnings and Valuation Guidance
March 31, 2016

	2015A	1Q16A	2016E

Core FFO / Share			$3.20 - $3.26
NAREIT FFO / Share			$3.22 - $3.28

Same Property
Same property percent leased at period end (pro-rata)	95.8%	96.2%	96.0% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.4%	4.1%	2.75% - 3.50%

New Investments
Development and Redevelopment starts (pro-rata)	$116,676	$48,293	$125,000 - $225,000
Estimated yield (weighted average)	7.5%	8.1%	7.0% - 8.0%
Acquisitions (pro-rata)	$80,500	$17,300	$17,300 - $340,000
Cap rate (weighted average)	5.2%	4.4%	4.0% - 4.1%

Disposition Activity
Dispositions for development funding (pro-rata)	$69,964	$38,560	$75,000 - $100,000
Cap rate (weighted average)	6.9%	6.4%	6.5% - 7.0%
Dispositions for acquisition funding (pro-rata)	$50,000	$0	$0
Cap rate (weighted average)	5.1%	0.0%	0.0%

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$26,707
Estimated market value of undeveloped outparcels		$18,383
NOI from Projects in Development (current quarter)		$754
Base Rent from leases signed but not yet rent-paying in operating properties (current quarter)		$3,232
Base Rent from leases signed but not yet rent-paying in Development Completions (current quarter)		$374

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income
March 31, 2016
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2016
Net income attributable to common stockholders	$1.37	1.43
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.96	1.96
Gain on sale of operating properties	(0.12)	(0.12)
All other amounts	0.01	0.01
NAREIT Funds From Operations	$3.22	3.28

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.07)	(0.07)
All other non-core amounts	0.01	0.01
Core Funds From Operations	$3.20	3.26

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Glossary of Terms
March 31, 2016

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

Same Property NOI: NOI for Same Properties, but excludes straight-line rental income, net of reserves, above and below market rent amortization, banking charges, and other fees. Same Property NOI is a key measure used by management in evaluating the performance of the Same Property portfolio.

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